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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) October 25, 1995
(October 25, 1995)


                              UTILICORP UNITED INC.
                              ---------------------
               (Exact name of registrant as specified in charter)



 Delaware                          1-3562                       44-0541877
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 (State or other                   (Commission                  (IRS Employer
 jurisdiction of                   File Number)                 Identification
 incorporation)                                                 No.)



3000 Commerce Tower, 911 Main, Kansas City, Missouri                 64105
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code                (816) 421-6600

(Former name of former address, if changed since last report)    Not Applicable
                                                                 --------------


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ITEM 5.   OTHER EVENTS.

     On October 25, 1995, the Registrant announced third quarter revenues, earnings available and primary earnings per share for the quarter ended September 30, 1995, of $341.5 million, $16.5 million and $.36, respectively.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not Applicable

(b)  Note Applicable

(c)  Exhibits.

     99   New Release of the Registrant dated October 25, 1995.

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        UTILICORP UNITED INC.
                                        ---------------------
                                        (Registrant)




October 25, 1995                           /s/ James S. Brook
-----------------                       ------------------------------
Date                                    James S. Brook
                                        Vice President
                                        (Principal Accounting Officer)